UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 17, 2006

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in its charter)

Illinois

1-2189

36-0698440

(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

100 Abbott Park Road
Abbott Park, Illinois 60064-6400
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (847) 937-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement

In recognition of the increasing demands on the audit committee chairman and members, the board of directors of Abbott, on February 17, 2006, amended the Abbott Laboratories Non-Employee Directors’ Fee Plan, effective as of the 2006 Annual Meeting (April 28, 2006).  As amended, the plan provides that in addition to the other fees payable under the plan, the chairman of the audit committee will receive $1,500 for each month of service as a chairman of that committee and the other members of the audit committee will receive $500 for each month of service as a committee member.  Currently, the chairman of the audit committee receives $1,000 for each month of service as chairman of that committee.  A copy of the Non-Employee Directors’ Fee Plan, as amended and restated, is attached as Exhibit 10.1.

Item 9.01          Financial Statements and Exhibits

Exhibit No.	Exhibit

10.1	Abbott Laboratories Non-Employee Directors’ Fee Plan, as amended and restated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date:	February 21, 2006	By:	/s/ Thomas C. Freyman
Thomas C. Freyman
Executive Vice President,
Finance and Chief Financial
Officer

Exhibit Index

Exhibit No.	Exhibit

10.1	Abbott Laboratories Non-Employee Directors’ Fee Plan, as amended and restated